UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

OSR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41390	84-5052822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA 98004

(Address of principal executive offices, including zip code)

(425) 635-7700
(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 26, 2026, the Board of Directors (the “Board”) of OSR Holdings, Inc. (the “Company”) approved the appointment of Yeiseok Kim as Chief Operating Officer of the Company, effective April 16, 2026.

Mr. Kim, age 36, most recently served as a Senior Analyst at OSR Holdings Co., Ltd., a subsidiary of the Company, from 2020 to 2025, where he supported the Company and its subsidiaries’ cross-border healthcare investments and pharmaceutical licensing activities. Prior to joining the Company, Mr. Kim obtained his Korean medical license in 2019. Mr. Kim received a BA in Environmental Science from Seoul National University in 2013 and an MS in Medicine from the Graduate School of Medicine at Jeonbuk National University in 2019. Mr. Kim is well qualified as Chief Operating Officer of the Company because of his medical expertise and experience in cross-border healthcare investment and pharmaceutical licensing.

In connection with his appointment as Chief Operating Officer, OSR Holdings Co., Ltd. entered into an amended employment agreement with Mr. Kim, pursuant to which he serves as Chief Operating Officer of the Company, which reflects an increase in his annual compensation. Under such arrangement, Mr. Kim will receive:

●	A base salary of KRW 240,000,000 per year;

●	Participation in Equity-based Compensation Plan of the Company, as determined at the discretion of the Company’s Compensation Committee; and

●	Other customary benefits available to executive officers of the Company.

There are no arrangements or understandings between Mr. Kim and any other person pursuant to which he was appointed as Chief Operating Officer. There are no family relationships between Mr. Kim and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer
Date:	April 22, 2026

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